U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 25, 2009
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of	(Commission file number)	(I.R.S. employer identification
incorporation)		number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On March 25, 2009, we entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule I thereto, in connection with the offer and sale by us of 41,250,000 shares of our common stock, par value $0.01 per share, at a price of $12.15 per share. We granted the underwriters an option to purchase up to 6,187,500 additional shares of our common stock to cover over-allotments, which the underwriters exercised in full on March 25, 2009. We expect to receive net proceeds from this offering of approximately $552,711,000 after deducting underwriting discounts and commissions and estimated transaction expenses payable by us of approximately $23,654,625. The shares are being offered and sold under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to our shelf registration statement on Form S-3 (File No. 333-153379). The offering is scheduled to close on March 30, 2009, subject to specified closing conditions. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In connection with the filing of the underwriting agreement, we are filing as Exhibit 5.1 hereto an opinion of our counsel, Ballard Spahr Andrews & Ingersoll, LLP, regarding certain Maryland law issues.
On March 25, 2009, we issued a press release entitled “AMB Property Corporation Announces Pricing of Common Stock Offering,” a copy of which is filed as an exhibit to and incorporated by reference into this report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
   (d) Exhibits.
The following exhibits are filed as part of this report:

Exhibit
Number	Description

1.1	Underwriting Agreement, dated March 25, 2009, by and among AMB Property Corporation, AMB Property, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

99.1	AMB Property Corporation Press Release dated March 25, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: March 25, 2009	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

  Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement, dated March 25, 2009, by and among AMB Property Corporation, AMB Property, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

99.1	AMB Property Corporation Press Release dated March 25, 2009.